Segment Information	12 Months Ended
Dec. 31, 2014
Segment Reporting [Abstract]
Segment Information
16.	SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer (“CEO”), who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group’s revenue and net income are substantially derived from membership subscription services, offering the platform for mobile games developed by third parties and other services, including the use of the paid emoticons and mobile marketing services. But the Group does not have discrete financial information of costs and expenses between various services in its internal reporting, and reports costs and expenses by nature as a whole. Therefore, The Group has one operating segment.

The table below is only presented at the revenue level with no allocations of direct or indirect cost and expenses. The Group operates in the PRC; most of the Group’s long-lived assets are located in the PRC and all services are provided in the PRC.

Components of revenues are presented in the following table:

	For the years ended December 31,
	2012	2013	2014
Membership subscription	—	$2,808	$29,756
Mobile games	—	92	11,237
Other services	—	229	3,762

Total	—	$3,129	$44,755